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                                                                   EXHIBIT 23(B)

                                                                          [LOGO]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Home Bank
Newark, Maryland

    We consent to the use in this registration statement on Form S-4 of our report dated January 16, 1996 on the financial statements of Home Bank appearing in the registration statement and to the reference made to us under the caption "Experts" in the prospectus.

/s/ Rowles & Company, LLP
Salisbury, Maryland
January 10, 1997

               124 East Market Street, Salisbury, Maryland 21801
                       (410) 546-1855  FAX (410) 548-9668